U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): February 13, 2002


                         BRIDGE BANCORP, INC.
             (Exact name of registrant as specified in its charter)

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                   COMMISSION FILE NUMBER: 000-18546
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                                    NEW YORK
                  (State or other jurisdiction of
                   incorporation or organization)

                              2200 MONTAUK HIGHWAY
                       BRIDGEHAMPTON, NEW YORK
              (Address of principal executive offices)

                                      11932
                                   (Zip Code)

                              11-2934195
                 (IRS Employer Identification Number)

                                 (516) 537-1000
                           (Issuer's telephone number)

                             NOT APPLICABLE
          (Former name, former address and former fiscal year,
                     if changed since last report.)

Item 5.  Other Events

        On February 13, 2002 the Board of Directors of Bridge Bancorp, Inc. reaffirmed the Company's Stock Repurchase Program (the "Program") and approved the repurchase of approximately 5% of its common shares outstanding from time to time in the open market or through private purchases, depending on market conditions. This reaffirmation and approval brings the number of shares authorized for repurchase to 205,949.

        Prior to the February 13, 2002 reaffirmation of the Program the Company had purchased 162,590 shares including shares purchased under the prior Program.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Bridge Bancorp, Inc.
                                    (Registrant)

                                       By: /s/ Thomas J. Tobin
                                           ----------------------------
                                           Thomas J. Tobin
                                           Chief Executive Officer

                                        Dated:  02/13/02
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